                                                                     Exhibit 4.1


                                                                    COMMON STOCK
      COMMON STOCK                                               $0.01 PAR VALUE

                       VALOR COMMUNICATIONS GROUP, INC.



 INCORPORATED UNDER THE                                           CUSIP
                     LAWS                                SEE REVERSE FOR CERTAIN
OF THE STATE OF DELAWARE                                       DEFINITIONS

                       VALOR COMMUNICATIONS GROUP, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF VALOR COMMUNICATIONS GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This Certificate is not valid until countersigned by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                [CORPORATE SEAL]


                                                  COUNTERSIGNED AND REGISTERED:

           SECRETARY                              TRANSFER AGENT AND REGISTRAR
                                       BY
                                                      AUTHORIZED SIGNATURE
           PRESIDENT

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      This Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the                             (Cust)           (Minor)
          entireties
JT TEN  - as joint tenants               under Uniform Gifts to Minors Act
          with right of
          survivorship and not
          as tenants in common
                                    ____________________________________________
                                                      (State)


     Additional abbreviations may also be used though not in the above list

     For Value Received, ____________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME, AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                          Shares

____________________________________________________________
of the capital stock represented by the within Certificate,             Attorney
and do hereby irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

________________________________________________________________________________
NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.